OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS(Formerly
Oppenheimer Florida Municipal Fund)

Supplement dated January 1, 2002 to theProspectus
dated November 28, 2001

The description of the sales concession paid to the broker-dealer of record on the purchase of Class A Shares, Class B shares and Class C shares is revised as follows:

The Distributor will reallow the entire concession it receives on the initial purchase of Class A shares of the Fund of less than $1 million, and will pay an additional sales concession of 0.50% on initial purchases of Class B shares and Class C shares of the Fund in each case on behalf of customers of SII Investments, Inc., National Planning Corporation, Investment Centers of America, Inc. or Invest Financial Corporation during the period from January 2, 2002 through March 31, 2002. No additional payout will be made to those firms on purchases under Asset Builder Plans.

January 1, 2002                                                                                                                                      PS0795.023